Exhibit 99.1

Toys ‘‘R’’ Us – Delaware, Inc. (a Subsidiary of Toys “R” Us, Inc.) Commences Tender Offer and Consent Solicitation for

8-3/4% Debentures due September 1, 2021.

WAYNE, N.J., November 2, 2006—Toys “R” Us – Delaware, Inc. (“Toys Delaware”), a subsidiary of Toys “R” Us, Inc., announced today that it has commenced a cash tender offer for any and all of the outstanding $200,000,000 principal amount of 8-3/4% Debentures due September 1, 2021 of Toys “R” Us, Inc. and Toys Delaware (CUSIP No. 892335AC4) (the “Debentures”). In connection with the tender offer, Toys Delaware is also soliciting consents from holders of the Debentures to effect certain proposed amendments to the indenture governing the Debentures.

The purpose of the tender offer and the related consent solicitation is to acquire the Debentures and obtain consents from holders of the Debentures to the adoption of certain proposed amendments to the indenture governing the Debentures. The proposed amendments are being sought in order to enhance Toys “R” Us, Inc.’s and Toys Delaware’s flexibility to optimize their structure and more efficiently finance.

The total consideration for each $1,000 principal amount of Debentures tendered on or prior to 5:00 p.m., New York City time, on November 15, 2006, unless extended or earlier terminated (the “Consent Payment Deadline”), and accepted for payment pursuant to the tender offer will be $1,000.00. The total consideration will be the sum of a purchase price of $970.00 for each $1,000 principal amount of Debentures tendered and accepted for payment pursuant to the tender offer (the “Tender Offer Consideration”) and a consent payment (the “Consent Payment”) of $30.00 for each $1,000 principal amount of Debentures validly tendered prior to the Consent Payment Deadline and accepted for payment. Holders may not tender their Debentures without delivering consents, and may not deliver consents without tendering their Debentures. Holders whose valid tenders are received after the Consent Payment Deadline, but prior to 11:59 p.m., New York City time, on November 30, 2006 (unless extended or earlier terminated) (the “Expiration Time”), will receive only the Tender Offer Consideration. In either case, holders whose Debentures are purchased will also be paid accrued and unpaid interest on the principal amount of Debentures tendered from the most recent interest payment date to, but not including, the settlement date, which is expected to be on or about December 1, 2006.

Consummation of the tender offer and consent solicitation, and payment of the Tender Offer Consideration and Consent Payment are subject to the satisfaction or waiver of various conditions, including the receipt of tenders from holders of a majority in outstanding principal amount of the Debentures and other customary conditions.

Toys “R” Us, Inc. and Toys Delaware have entered into an agreement pursuant to which an investment advisor for investors, which beneficially hold $99,290,000 principal amount of the outstanding Debentures, has agreed to tender their Debentures and deliver their consents to the adoption of the proposed amendments in the related consent solicitation and not to withdraw any of its tendered Debentures from the tender offer.

The proposed amendments to the indenture governing the Debentures will be set forth in a supplemental indenture and are described in more detail in the Offer to Purchase and Consent Solicitation Statement dated November 2, 2006. The supplemental indenture will not be executed unless and until Toys Delaware has received consents from holders of a majority in outstanding principal amount of the Debentures, and the amendments will not become operative unless and until Toys Delaware has accepted for purchase the Debentures pursuant to the tender offer and consent solicitation.

The deadline for withdrawals of Debentures is 11:59 p.m., New York City time, on November 15, 2006, unless extended by Toys Delaware in its sole discretion. A holder of Debentures may not withdraw its tender of Debentures or revoke its related consent after the supplemental indenture has been executed.

The complete terms and conditions of the tender offer and consent solicitation are described in the Offer to Purchase and Consent Solicitation Statement dated November 2, 2006, copies of which may be obtained from D.F. King & Co., Inc., the information agent for the tender offer and consent solicitation, at 800-758-5378 (toll free) or 212-269-5550 (banks and brokers).

Banc of America Securities LLC is the exclusive dealer manager and solicitation agent in connection with the tender offer and consent solicitation. Questions regarding the tender offer or consent solicitation may be directed to Banc of America Securities LLC, High Yield Special Products, at 888-292-0070 (U.S. toll free) or 704-388-9217 (banks or brokers).

THIS ANNOUNCEMENT IS NOT AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL OR A SOLICITATION OF CONSENTS WITH RESPECT TO THE DEBENTURES. THE TENDER OFFER AND CONSENT SOLICITATION ARE BEING MADE SOLELY BY THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT DATED NOVEMBER 2, 2006.

Toys “R” Us, Inc. is the world’s leading specialty toy retailer. Currently it sells merchandise through more than 1,400 stores, including 587 stores in the U.S. and 658 international toy stores, including licensed and franchise stores as well as through its Internet site at www.toysrus.com. Babies “R” Us is the largest baby product specialty store chain in the world and a leader in the juvenile industry, and sells merchandise through 245 stores in the U.S. as well as on the Internet at www.babiesrus.com.

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. All statements herein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases such as “anticipate,” “estimate,” “plan,” “expect,” “believe,” “intend,” “foresee,” “will,” “may,” and similar words or phrases. These statements describe, among other things, our strategy, store openings and renovations, future financial or operational performance, anticipated cost savings, results of restructurings, anticipated domestic or international developments, future financings, targets and future occurrences and trends. These statements are subject to risks, uncertainties and other factors, including, among others, competition in the retail industry, seasonality of our business, changes in consumer preferences and consumer spending patterns, general economic conditions in the United States and other countries in which we conduct our business, our ability to implement our strategy, our substantial level of indebtedness and related debt-service obligations and covenants in our debt agreements, availability of adequate financing, our dependence on key vendors of our merchandise, international events affecting the delivery of toys and other products to our stores, economic, political and other developments associated with our international operations, and risks, uncertainties and factors set forth in our reports and documents filed with the Securities and Exchange Commission (which reports and documents should be read in conjunction with this press release). We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments.

Actual results and outcomes may differ materially from anticipated results or outcomes described in any forward-looking statement.

CONTACT:

For Dealer Manager: Banc of America Securities LLC

Attn: High Yield Special Products

214 North Tryon Street

Charlotte, NC 28255

U.S. Toll Free: 888-292-0070

Call Collect: 704-388-9217

For Information Agent:

D.F. King & Co., Inc.

Toll Free: 800-758-5378 (toll free)

Banks and Brokers: 212-269-5550

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